UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2021

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and in other filings that Oncocyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, Oncocyte disclaims any intent or obligation to update these forward-looking statements.

References to “Oncocyte,” “we,” “us,” and “our” are references to OncoCyte Corporation.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2021, Oncocyte granted stock options in the amounts and to the officers shown in the following table:

Name of Officer	Office	Number of Option Shares

Ronald Andrews	Chief Executive Officer	500,000
Mitchell Levine	Chief Financial Officer	255,000
Douglas Ross	Chief Medical Officer	255,000
Padmavathi Sundar	Chief Commercial Officer	255,000

The stock options were granted under the Oncocyte 2018 Equity Incentive Plan (the “Plan”) and will vest and thereby become exercisable as follows: 25% will vest upon the completion of one year of continuous service as an employee from the date of grant, and the balance will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, subject to the executive’s continuous service as an employee on the applicable vesting date. The exercise price of the stock options is $5.34 per share, the fair market value of OncoCyte common stock determined in accordance with the Plan.

The options will be incentive stock options pursuant to Section 422 of the Internal Revenue Code, to the extent permitted by the Code.

The stock options will be subject to the terms and conditions of a stock option agreement and the Plan, the Oncocyte Change in Control and Severance Plan and the executive’s Change in Control and Severance Agreement, and any applicable provisions of the executive’s employment agreement, and will expire if not exercised within ten years from the date of grant, subject to earlier termination in the event of the termination of the executive’s employment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2021	ONCOCYTE CORPORATION

	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

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